Rule 497(c)
File Nos. 002-96408
811-04254

LEGG MASON PARTNERS INCOME FUNDS

Legg Mason Partners Diversified Strategic Income Fund

Supplement dated December 19, 2006

to the Prospectus of

Legg Mason Partners Diversified Strategic Income Fund

dated November 30, 2006

The following information replaces the information in “Investments, risks and performance—Fee table” and “Investments, risks and performance—Example” in the fund’s Prospectus as of March 2, 2007. The fund is expected to acquire the assets of Salomon Brothers Strategic Bond Fund as of March 2, 2007. The information below is presented on a pro forma basis and assumes that the acquisition has been implemented. However, no assurance can be given that the acquisition will actually occur as expected.

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A	Class B	Class C		Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%	None	None		None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None (2)	4.50%	1.00	%(3)	None

Annual Fund Operating Expenses
(paid by the fund as a % of net assets)	Class A	Class B	Class C		Class I(1)
Management fees(4)	0.65%	0.65%	0.65%		0.65%
Distribution and service (12b-1) fees	0.25%	0.75%	0.70%		0.00%
Other expenses(5)	0.11%	0.17%	0.15%		0.04%
Total annual fund operating expenses	1.01%	1.57%	1.50%		0.69%
Less contractual fee waiver and/or expense reimbursement(6)	(0.01)%	N/A	N/A		(0.01)%
Net total annual fund operating expenses	1.00%	N/A	N/A		0.68%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.
(3)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.
(4)	The management fee is calculated based on the fund’s average daily net assets as follows: 0.650% on assets up to and including $1 billion; 0.625% on assets over $1 billion and up to and including $2 billion; 0.600% on assets over $2 billion and up to and including $5 billion; 0.575% on assets over $5 billion and up to and including $10 billion; and 0.550% on assets over $10 billion.
(5)	The amounts set forth in “Other expenses” for Class A, B, C and I shares have been revised to reflect the estimated effect of new transfer agency and custody contracts which became effective on January 1, 2006.
(6)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses (other than brokerage, taxes and extraordinary expenses) to 1.00% for Class A shares and 0.68% for Class I shares until December 1, 2008.

Example

This example helps you compare the cost of investing in the fund with the costs of investing in other mutual funds. Your actual cost may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$523	$733	$959	$1,609
Class B (redemption at end of period)	$610	$796	$956	$1,718	(1)
Class B (no redemption)	$160	$496	$856	$1,718	(1)
Class C (redemption at end of period)	$253	$474	$818	$1,790
Class C (no redemption)	$153	$474	$818	$1,790
Class I(2) (with or without redemption)	$69	$220	$383	$858

(1)	Assumes conversion to Class A shares approximately eight years after purchase.
(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.